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                                                                   EXHIBIT 10.16


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR PURPOSES OF INVESTMENT AND IN RELIANCE ON STATUTORY EXEMPTIONS UNDER THE SECURITIES ACT, AND UNDER ANY APPLICABLE STATE SECURITIES LAW. THESE SECURITIES AND THE SECURITIES ISSUED UPON EXERCISE HEREOF MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, NOR MAY THIS WARRANT BE EXERCISED, EXCEPT IN ACCORDANCE WITH TERMS SET FORTH IN THIS CERTIFICATE OR IN A TRANSACTION WHICH IS EXEMPT UNDER PROVISIONS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT; AND IN THE CASE OF AN EXEMPTION, ONLY IF THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION OF ANY SUCH SECURITIES.

                             ADAYTUM SOFTWARE, INC.

                          COMMON STOCK PURCHASE WARRANT

               ADAYTUM SOFTWARE, INC., a Delaware corporation (the "Company"), hereby agrees that, for value received, Dyadic Systems Limited (the "Holder") or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after the date hereof and before 5:00 p.m., Central Standard Time, on June 8, 2007, Twelve Thousand Five Hundred (12,500) shares of the common stock of the Company, $0.01 par value (the "Common Stock"), at a price per share of $4.00 USD, subject to adjustments as described herein.

               1. EXERCISE OF WARRANT. The purchase rights exercisable under this Warrant shall be exercised by the Holder surrendering this Warrant with the Exercise Form attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable in USD to the order of the Company, of the purchase price payable in respect of the Common Stock being purchased. If less than all of the Common Stock is purchased, the Company will, upon such exercise, execute and deliver to the Holder hereof a new Warrant (dated the date hereof) evidencing the number of shares of the Common Stock not so purchased. As soon as practicable after the exercise of this Warrant and payment of the purchase price, the Company will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder may direct (subject to the provisions of Section 3 below), a certificate or certificates representing the shares purchased upon such exercise. The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:


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               "The transfer of the shares represented by this certificate is restricted pursuant to the terms of a Common Stock Purchase Warrant dated April __, 2000, issued by Adaytum Software,
               Inc., a copy of which is available for inspection at the offices of Adaytum, Inc. Transfer may not be made except in accordance with the terms of the Common Stock Purchase
               Warrant. In addition, no sale, offer to sell or transfer of the shares represented by this certificate shall be made unless a Registration Statement under the Securities Act of 1933, as amended, and applicable state laws with respect to such shares is then in effect or exemptions from the registration requirements of such Act and applicable state laws are available."

               No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fraction of a share which would otherwise be issuable in an amount equal to the same fraction of the fair market value per share of Common Stock on the day of exercise as determined in good faith by the Company, less the exercise price that would have otherwise been paid for such fractional share. The shares purchased on exercise of this Warrant shall be deemed to be issued as of the close of business on the date on which this Warrant has been exercised by payment of the purchase price. The exercise of this Warrant or any portion hereof shall only be effective at such time that the issuance and sale of shares of the Company's Common Stock pursuant to such exercise will not violate any applicable securities or other laws.

                    1.1. EXERCISE UPON LIQUIDATING EVENT. This Warrant will, without any decision or action from the Holder, be exercised under this
Section 1 upon a Liquidating Event and upon the following conditions:

                             1.1.1. EVENT NOTICE. The Company will give the
Holder at least 30 days' prior notice describing such Liquidating Event, the consideration to be received by holders of Common Stock, the anticipated closing date of such Liquidating Event (the "Anticipated Closing Date") and other information reasonably required to decide whether to exercise or forfeit the Warrant.

                             1.1.2. FORFEIT NOTICE. Investor will instead
forfeit the Warrant if Investor gives the Company notice of its intent to forfeit at least five days before the Anticipated Closing Date.

                             1.1.3. LIQUIDATING EVENT DEFINED. "Liquidating
Event," as such term is used in this Warrant, means (1) the sale of all or substantially all of the Company's securities or assets to a non-affiliate of the Company; (2) a public offering of Common Stock which is registered with the Securities and Exchange Commission; or (3) any transaction,


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including without limitation the closing of an offering of securities of the
Company, which results upon its closing in a net cash inflow to the Company of at least $20,000,000.00 USD.

               2. ADJUSTMENT OF PURCHASE PRICE, REORGANIZATION, ETC. In the event the Company shall at any time hereafter subdivide or combine its outstanding shares of Common Stock, or declare a dividend payable in Common Stock, the exercise price in effect immediately prior to the subdivision, combination or record date for such dividend payable in Common Stock shall forthwith be proportionately increased, in the case of combination, or proportionately decreased, in the case of subdivision or declaration of a dividend payable in Common Stock, and each share of Common Stock purchasable upon exercise of this Warrant shall be changed to the number determined by dividing the then current exercise price by the exercise price as adjusted after such subdivision, combination or dividend payable in Common Stock.

               In the event of any capital reorganization or any reclassification of the shares of Common Stock of the Company, or in the case of any consolidation with or merger of the Company into or with another corporation, or the sale of all or substantially all of its assets to another corporation effected in such a manner that the holders of common shares shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a part of such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Holder of this Warrant shall have the right thereafter to receive, upon the exercise hereof, the kind and amount of shares of stock or other securities or property which the Holder would have been entitled to receive if, immediately prior to such reorganization, reclassification, consolidation, or merger or sale, the Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such event, appropriate adjustment (as determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that the provisions set forth herein (including provisions with respect to adjustments of the exercise price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

               3. TRANSFERABILITY; SECURITIES LAWS MATTERS. Neither the issuance and sale of this Warrant nor the issuance and sale of shares of Common Stock of the Company issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. Prior to making any disposition of this Warrant or of any Common Stock purchased or purchasable upon exercise of this Warrant, the Holder will give written notice to the Company describing briefly the manner of any such proposed disposition. The Holder will not make any such disposition until (i) the Company has notified the Holder that, in the opinion of its counsel, registration under the Securities Act and applicable state laws is not required with respect to such disposition, or
(ii) appropriate registrations covering the proposed disposition have been filed by the Company


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and have become effective. The Company agrees that, upon receipt of written notice from a Holder with respect to such proposed transfer or disposition, it will use its best efforts, in consultation with such Holder's counsel, to ascertain as promptly as possible whether or not registration is required and will advise the Holder promptly with respect thereto.

               The Company has no obligation to file any registrations under the Securities Act, as amended, or applicable state laws, nor in the event of any such registration, to include this Warrant or the shares of Common Stock purchased or purchasable hereunder in any such registration statement.

               The Company shall have no obligation to recognize any transfer of this Warrant or the Common Stock purchased upon exercise of this Warrant which is not made in compliance with this provision. Until the Warrant or the Common Stock purchased hereunder is transferred on the books of the Company, the Company may treat the Holder as the absolute owner hereof and thereof for all purposes without being affected by any notice to the contrary.

               Holder hereby represents and agrees that any securities acquired upon exercise of this Warrant will be acquired for long-term investment purposes and not with the view toward distribution or sale thereof in a public offering within the meaning of the Securities Act.

               4. RESERVATION OF COMMON STOCK. A number of shares of Common Stock sufficient to provide for the exercise of the Warrant upon the basis herein set forth shall at all times be reserved for the exercise thereof.

               5. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

               6. MISCELLANEOUS. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution or sale of assets, or by any other voluntary act or deed, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed hereunder by the Company, but will at all times in good faith assist, insofar as it is able, in the carrying out of all provisions hereof and in the taking of any other action which may be necessary in order to protect the rights of the Holder hereof.

               The provisions of Section 3 hereof shall survive the exercise of this Warrant.

               All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable.


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               Neither this Warrant nor any term hereof may be changed,
waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

               IN WITNESS WHEREOF this Warrant been duly executed by Adaytum Software, Inc., the 8th day of June, 2000.

                                           ADAYTUM SOFTWARE, INC.

                                           By:     /S/   J. D. G. Haddleton
                                              ----------------------------------
                                           Its:    Chief Executive Officer
                                               ---------------------------------








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                                  EXERCISE FORM
                  (TO BE SIGNED ONLY UPON EXERCISE OF WARRANT)

To Adaytum Software, Inc.:

                  The undersigned, the holder of the foregoing Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder *_______ shares of common stock of Adaytum Software, Inc., and herewith makes payment of $________________ therefor, and requests that the certificate(s) for such shares be issued in the name of, and be delivered to _____________________, whose address is _______________________.



Dated:_______________________    _______________________________________________
                                 (Signature must conform in all respects to the
                                  name of holder as on the face of the warrant)


                                 _______________________________________________
                                 (Address)


                                 _______________________________________________
                                 (Address - City - State - Zip)




                        -------------------------------
*Insert here all or such portion of the number of shares called for on the face of the within warrant with respect to which the Holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock, other securities, property or cash which may be deliverable on such exercise.
                        -------------------------------


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                                 ASSIGNMENT FORM
                (TO BE SIGNED ONLY UPON TRANSFER OF THE WARRANT)

                  For value received, the undersigned hereby sells, assigns and transfers unto __________ the right represented by the foregoing Warrant to purchase _______________ of the shares of common stock of Adaytum Software, Inc. to which the foregoing Warrant relates, and appoints any attorney to transfer said right on the books of Adaytum Software, Inc., with full power of substitution in the premises.



Dated:  __________________________          ____________________________________
                                            (Signature must conform in all
                                            respects to the name of holder
                                            as on the face of the Warrant)


                                            ____________________________________
                                            (Address)


                                            ____________________________________
                                            (Address - City - State - ZIP)